Sandalwood Opportunity Fund

Class A Shares: SANAX

Class C Shares: SANCX

Class I Shares: SANIX

a series of Northern Lights Fund Trust

Supplement dated July 20, 2016 to the Prospectus dated January 28, 2016

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Effective June 30, 2016, Acuity Capital Management, LLC (“Acuity”) entered into a transaction which terminated its sub-advisory agreement with respect to the Sandalwood Opportunity Fund (the “Fund”). The Board has approved interim and final sub-advisory agreements between the Fund’s Adviser and CCM Partners (d/b/a Shelton Capital Management) (“Shelton”). The final sub-advisory agreement is subject to shareholder approval, but Shelton is currently serving as a Sub-Adviser to the Fund under the terms of the interim sub-advisory agreement. The interim sub-advisory agreement contains provisions substantially similar to the prior sub-advisory agreement with Acuity, except that the term of such interim sub-advisory agreement is for no more than 150 days.

All references to Acuity Capital Management, LLC throughout the Prospectus shall be replaced with Shelton Capital Management. Two Portfolio Managers previously with Acuity are now with Shelton and will continue to manage the Fund. The Fund’s investment strategies have not changed.

The following sections of the Prospectus which previously referenced Acuity are revised and replaced in their entirety as set forth below:

Sub-Adviser Portfolio Managers: Martin J. Gross, Founder & President of Sandalwood, serves as the portfolio manager for the Primary Sub-Adviser. Additional Sub-Adviser Portfolio Managers are: Michael Craig-Scheckman, President and Scott Burg, Portfolio Manager, of Deer Park Road Corporation; Bryan Dunn, Managing Director, and Andrew Quan, Portfolio Manager, of MidOcean Credit Fund Management, L.P.; David Harris and John Harnisch, each a portfolio manager of Shelton Capital Management. All Sub-Adviser Portfolio Managers have served since the Fund’s inception.

Sub-Advisers & Portfolio Managers

Shelton Capital Management, 1050 17th Street, Suite 1710, Denver, CO 80265, is a California limited partnership which provides investment services as a sub-adviser to registered investment companies, such as the Fund and has approximately $1.4 billion in assets under management as of June 30, 2016.

Shelton Capital Management Portfolio Managers

David Harris - Portfolio Manager & Partner

Mr. Harris graduated with a BS in Economics from the Wharton School at the University of Pennsylvania and with a minor in Psychology in 1981, and an MBA in Finance from the University of Chicago, Graduate School of Business in 1984. David has worked for 26 years in credits, convertibles, equities and derivatives. Prior to joining Shelton Capital Management on June 30, 2016, he worked as a Founding Partner of Acuity Capital Management. Previous to this, he was a Partner in equity derivatives and head of convertibles at Banc of America Securities in New York.  He had previously been head of trading desks at Natwest Securities and Bankers Trust Securities, managing +$2 billion proprietary portfolios. He started his career at Salomon Brothers as a listed equity block trader.

John Harnisch, CFA – Portfolio Manager for Credit Strategies & Partner

Mr. Harnisch received a BA in Economics from Trinity College in 2002 and earned the CFA charter in 2006.  Prior to joining Shelton Capital Management on June 30, 2016, he was responsible for credit analysis and high yield portfolio management at Acuity Capital Management. Prior to Acuity, he was a senior credit analyst with Babson Capital Management for various internally managed CDOs since 2003. His industry sectors of responsibility included aerospace/defense, printing/publishing, and services.

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Please retain a copy of this Supplement for your information. This Supplement, and the Prospectus and Statement of Additional Information both dated January 28, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-868-9501.